                                                                   EXHIBIT 10.44

                     MARKETING AND DISTRIBUTION AGREEMENT

     THIS AGREEMENT, entered into this ____ day of May, 1999 (the "Effective Date") by and between Microsoft Corporation, a corporation duly organized and existing under the laws of the State of Washington, having a place of business at 1 Microsoft Way, Redmond, Washington 98052 (hereinafter referred to as "Microsoft") and AvantGo, Inc. (hereinafter referred to as "AvantGo"), having
----------                                                  -------
its principal place of business at 1700 South Amphlett Boulevard, Suite 300, San Mateo CA 94402.

ARTICLE 1 - DEFINITIONS
-----------------------

1.1  AvantGo shall mean AvantGo, Inc.
     -------

1.2  AvantGo Windows CE Client shall mean the AvantGo software application (in
     ------- ------- -- ------
     object code format only) more fully described on Exhibit I, attached hereto and related documentation provided by AvantGo hereunder.

1.3  AvantGo Client Modules shall mean the AvantGo software modules (in object
     ------- ------
     code format only) and related documentation more fully described on Exhibit I.

1.4  End User shall mean an end user of a Windows CE Device.
     ---

1.5  Errors shall mean defects in the Software, which prevent it from performing
     ------
     in accordance with the specifications described on Exhibit I.

1.6  Intellectual Property Rights shall mean any trade secrets, patents,
     ----------------------------
     copyrights, trademarks, know-how, mask work rights, moral rights and similar rights of any type under the laws of any governmental authority, domestic or foreign, including all applications and registrations relating to any of the foregoing.

1.7  AvantGo New Versions shall mean all updates, upgrades and successor
     --------------------
     versions of the AvantGo Windows CE Client and the AvantGo Client Modules released by AvantGo during the term of this Agreement, provided, however, that AvantGo New Versions shall not include enhancements to the Software or optional offerings made in vertical markets to enterprise customers.

1.8  OEM shall mean an original equipment manufacturer of a Windows CE Device.
     ---

1.9  Software shall collectively mean the AvantGo Windows CE Client and the
     --------
     AvantGo Client Modules. Software shall also include any AvantGo New
     Versions.

1.10  Windows CE shall mean the Microsoft products described in Exhibit I,
      ----------
     including all upgrades, updates, and successor versions thereto.

1.11  Windows CE Device shall mean a computing device incorporating Windows CE.
      -----------------

1.12  Minimum Functionality shall have the meaning provided in Section 4.8.
      ---------------------

ARTICLE 2 - LICENSE GRANT
-------------------------

2.1  License Grant to AvantGo Client Modules. AvantGo hereby grants to Microsoft
     ----------------------------------------
     and Microsoft hereby accepts a perpetual nonexclusive, worldwide, royalty-free license (i) to make, use, and reproduce the AvantGo Client Modules in object code form in connection with Windows CE; (ii) to reproduce, distribute and have reproduced and/or distributed, license (directly or indirectly), rent or lease copies of, the AvantGo Client Modules in object code form, provided such AvantGo Client Modules provide Minimum Functionality and solely as such AvantGo Client Modules are included with, and shall have their functionality accessed through, Windows CE; and (iii) to sublicense the rights in the foregoing parts (i) and (ii) to third parties subject to the restrictions set forth in Section 2.2 herein, [******]. The foregoing license grants include a license under any current and future patents owned or licensable by AvantGo to the extent necessary to exercise any license right granted herein and to combine the AvantGo Client Modules with any hardware and software in conjunction with Windows CE Devices.

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.2  License Restrictions. Microsoft shall license, or cause to be licensed, the
     ---------------------
     Software under terms that are as protective as Microsoft licenses its own software.

2.3  License to AvantGo Windows CE Client. AvantGo further grants to Microsoft
     -------------------------------------
     and Microsoft hereby accepts a nonexclusive, worldwide, royalty-free license (i) to make, use, and reproduce the AvantGo Windows CE Client in object code form for all existing and future versions of Windows CE, other than versions of Windows CE that contain AvantGo Windows CE Client Modules and such AvantGo Windows CE Client Modules support the AvantGo service; and
     (ii) to reproduce, distribute and have reproduced and/or distributed copies of the AvantGo Windows CE Client in object code form, pursuant to an end user license agreement of AvantGo, for all existing and future versions of Windows CE other than versions of Windows CE that contain AvantGo Windows CE Client Modules and only if such AvantGo Windows CE Client Modules support the AvantGo service. The foregoing license grants include a license under any current and future patents owned or licensable by AvantGo to the extent necessary to exercise any license right granted herein; and to combine the AvantGo Windows CE Client with any hardware and software in conjunction with Windows CE Devices.

2.4  No Other Rights Granted. Except as expressly licensed under this Agreement,
     ------------------------
     AvantGo and its licensors shall retain all right, title and interest in and to the Software and all Intellectual Property Rights therein. Microsoft shall not, directly or indirectly, (a) sell, assign, or otherwise transfer,
     (b) use except as authorized by this Agreement, (c) decompile, disassemble or otherwise analyze for reverse engineering purposes, or (d) modify or change the Software in any manner.

2.5  No Obligation. In no event shall the license grants in Sections 2.1 and 2.3
     --------------
     of this Agreement be construed as an obligation on Microsoft's part to distribute the Software. Except as provided in Article 7, nothing in this Agreement will be construed as restricting Microsoft's ability to acquire, license, develop, manufacture or distribute for itself, or have others acquire, license, develop, manufacture or distribute for Microsoft, similar technology performing the same or similar functions as the Software, or to market and distribute such similar technology in addition to, or in lieu of, the Software. Except as provided in Article 7, nothing in this Agreement will be construed as restricting AvantGo's ability to license, develop, manufacture or distribute, directly or indirectly, similar technology performing the same or similar functions as Windows CE or Windows CE Devices, or to license to others the rights to market and distribute the Software.

2.6  Marking Copies of the Software. AvantGo represents that the Software is
     -------------------------------
     copyrighted and published by AvantGo and that any markings or notices thereon are proper and authorized. Provided such markings and notices are not inconsistent with this Agreement, Microsoft agrees to reproduce such copyright, trademark or patent notices to the extent that they appear on the Software as delivered to Microsoft.

2.7  Import and Export Fees. Microsoft shall pay all import and export licenses
     -----------------------
     and permits, customs charges and duty fees, if any, and shall take all other actions, if any, required to accomplish the export and import of the Software distributed by or on behalf of Microsoft.

ARTICLE 3 -DELIVERY, SUPPORT AND MAINTENANCE
--------------------------------------------

3.1  Delivery of AvantGo Client. AvantGo shall deliver the AvantGo Windows CE
     ---------------------------
     Client to Microsoft within sixty (60) days of the Effective Date. Microsoft shall evaluate the AvantGo Windows CE Client and shall submit a written acceptance or rejection to AvantGo within thirty (30) business days after Microsoft's receipt of the AvantGo Windows CE Client. If Microsoft identifies Errors in the AvantGo Windows CE Client prior to acceptance, then AvantGo shall use commercially reasonable efforts to correct such Errors within thirty (30) days following receipt of notice thereof. Acceptance shall be in writing, and Microsoft shall not unreasonably withhold its acceptance.

3.2  Delivery of AvantGo Client Modules. In the event AvantGo delivers AvantGo
     -----------------------------------
     Client Modules to Microsoft, Microsoft shall evaluate the AvantGo Client Modules and shall submit a written acceptance or rejection to AvantGo within thirty (30) business days after Microsoft's receipt of the AvantGo Client Modules. If Microsoft identifies

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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     Errors in the AvantGo Client Modules prior to acceptance, then AvantGo shall use commercially reasonable efforts to correct such Errors within thirty (30) days following receipt of notice thereof. Acceptance shall be in writing, and Microsoft shall not unreasonably withhold its acceptance.

3.3  Support and Maintenance. Microsoft shall designate one person to act as the
     ------------------------
     exclusive engineering point of contact with AvantGo with respect to all support AvantGo provides to Microsoft hereunder. Microsoft may replace such engineering contact with another contact with written notice to AvantGo. AvantGo will (i) provide reasonable telephone consultation and advice to such designated contact regarding technical support of the Software between the hours of 8:00 a.m. and 5:00 p.m., Pacific Standard Time, Monday through Friday, excluding Federal holidays; (ii) for a period of twelve (12) months following each new release of the Software, support such new release and the prior release of the Software only; provided that in no event will AvantGo support versions of the Software other than the two (2) most current versions of the Software; and (iii) make all AvantGo New Versions available to Microsoft upon release by AvantGo. AvantGo shall have no obligation under this Agreement to provide support to End Users or OEMs.

ARTICLE 4 - UNDERTAKINGS OF THE PARTIES
---------------------------------------

4.1  Promotion to OEMs. Microsoft and AvantGo agree to use reasonable efforts to
     ------------------
     promote the AvantGo Windows CE Client to OEMs and to encourage OEMs to install the AvantGo Windows CE Client on the OEM's Windows CE Device(s). AvantGo agrees to attend joint meetings with OEMs as reasonably requested by Microsoft to encourage such OEMs to include the AvantGo Windows CE Client pre-installed on the OEM's Windows CE Device(s) in the event Microsoft requests AvantGo to attend such meetings. Microsoft will consider in good faith AvantGo's reasonable requests for joint meetings with OEMs specified by AvantGo and, in Microsoft's sole judgment, endeavor to set up such joint meetings.

4.2  Promotion to Content Providers. AvantGo agrees to use reasonable efforts to
     -------------------------------
     promote support for Windows CE and Windows CE Devices with content providers. AvantGo will encourage content providers to either (i) not indicate a specific operating system; or (ii) reflect, in neutral terms, that the content operates on a Windows CE Device and such other devices as may be applicable.

4.3  Windows CE Client Support. AvantGo and Microsoft agree to meet at least
     --------------------------
     sixty (60) days prior to the release of a new version (other than a bug fix or similar patch made to correct a particular customer problem) of the AvantGo software to discuss and agree upon three specific Windows CE devices that AvantGo will support for such new version. In addition to the three Windows CE devices the parties will mutually agree upon, Microsoft shall have the right to indicate one Windows CE device, in its sole discretion, that AvantGo will support (collectively, the "Supported Devices"). AvantGo will use reasonable best efforts to distribute and commercially release new versions (other than a bug fix or similar patch made to correct a particular customer problem) of the AvantGo Windows CE Client software for the Supported Devices simultaneously, or prior to, the distribution and commercial release of client software that supports other operating system products that run devices which compete with the identified Supported Devices subject to and taking into consideration the following: (i) reasonable assistance and prompt technical support from Microsoft with regard to technical issues that AvantGo could not reasonably resolve without Microsoft's assistance (including, without limitation, access to engineering assistance and provision of bug fixes or patches); and (ii) reasonable assistance and prompt technical support from the applicable OEM with regard to technical issues that AvantGo could not reasonably resolve without such OEM's assistance (including, without limitation, access to engineering assistance and provision of bug fixes or patches). Nothing herein shall limit AvantGo's ability to provide customer specific patches immediately upon their availability.

4.4  User Registration System. During the term of this Agreement, AvantGo agrees
     -------------------------
     to host and maintain a web-based user registration facility ("User Registration System") to record and deliver user registration information to Microsoft. The user registration information shall consist of information regarding End Users who wish to register that they are owners of a Windows CE Device. AvantGo may, as part of the registration process, allow such

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     End User to simultaneously register for or subscribe to services offered by
     AvantGo. AvantGo shall prepare, a quarterly report (the "Report") for Microsoft that includes the following information: (i) End User data for all End User registrations made during the applicable month in the form identical to AvantGo's standard registration application subject to AvantGo's published privacy policy, provided such End User has authorized the use of such information; (ii) a demographic and usage pattern summary profiling End Users to the extent that AvantGo creates such summaries; and
     (iii) the total and monthly number of number of Windows CE registrations completed through the User Registration System. In consideration of AvantGo's hosting and collection of such data and provision of the monthly Report, Microsoft shall pay [******]($[******]) for each Acknowledged New Registration. An "Acknowledged New Registration" shall not include any End User of Windows CE already known to Microsoft and shall be identified by Microsoft by comparing the registrations listed in the Report with registrations of Windows CE End Users collected independently by, or on behalf of, Microsoft. Within thirty (30) days of receipt of each Report, Microsoft shall report to AvantGo the number of Acknowledged New Registrations. AvantGo shall invoice Microsoft quarterly for the number of Acknowledged New Registrations. Microsoft shall pay AvantGo within thirty
     (30) days from receipt of such invoice. Demographic and usage pattern summary information regarding the Windows CE End Users shall not be shared with developers of operating system platforms except as aggregated with data for other operating systems platforms.

4.5  Web Sites. Microsoft shall create a hypertext link to AvantGo.com
     ----------
     incorporating an AvantGo logo identified and described on Exhibit II, on the portion of the Microsoft web site dedicated to Windows CE. AvantGo shall provide equal presence for Windows CE and other operating system products on AvantGo.com. Microsoft's use of the AvantGo logo shall comply with the trademark guidelines attached on Exhibit II.

4.6  PreRelease Programs. Each party shall allow the other party to participate
     --------------------
     in relevant prerelease programs for prerelease software.

4.7  Press Releases. Microsoft and AvantGo agree to announce the strategic
     ---------------
     relationship contained in this Agreement in a mutually agreeable press release within ninety (90) days of the signing of this Agreement. The parties agree that neither party shall make any announcement concerning the execution or content of this Agreement without the other parties' express written consent. However, either of the parties may at any time make announcements which are required by applicable law, regulatory bodies, or stock exchange or stock association rules, so long as the party so required to make the announcement, promptly upon learning of such requirement, notifies the other party of such requirement and discusses with the other party in good faith the exact wording of any such announcement.

4.8  Future Enabling of AvantGo Windows CE Client Functionality and Windows CE.
     --------------------------------------------------------------------------
     Microsoft intends to enable the inclusion of AvantGo Windows CE Client functionality and allow or cause such functionality to be accessed by the Microsoft software technology known as Pocket Internet Explorer ("PIE"). The parties agree that AvantGo and Microsoft shall cooperate in facilitating such inclusion. The parties will work together to identify necessary AvantGo Client Modules, reasonable delivery dates and the required minimal functionality for the AvantGo Client Modules as included with, and which functionality is accessed through, Windows CE ("Minimum Functionality"). AvantGo shall provide Microsoft with a list of functionality that AvantGo Client Modules should contain to enable PIE to access AvantGo.com service and Microsoft shall provide AvantGo with information regarding PIE interfaces that Microsoft deems necessary for AvantGo to complete the development of any necessary AvantGo Client Modules. The parties shall agree in writing to such Minimum Functionality prior to any delivery of AvantGo Client Modules to Microsoft. The AvantGo Client Modules shall be deemed to meet the Minimum Functionality restriction in Section 2.1, if the reason the AvantGo Client Modules do not meet Minimum Functionality is not directly attributable to Microsoft, including, but not limited to, changes made by AvantGo which render the AvantGo Client Modules incompatible with the AvantGo service. Any confidential information and all Intellectual Property Rights existing as of the Effective Date shall remain the property of the

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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          party owning such information or Intellectual Property Rights. Any
          Intellectual Property Rights developed on or after the Effective Date by either party independently pursuant to this Agreement shall be owned by the party originating such technology subject to Article 7 hereof and any ownership in underlying works or technology.

4.9       Other Areas of Potential Marketing Cooperation. The companies agree to
          ----------------------------------------------
          conduct quarterly marketing meetings on mutually agreeable dates, alternating locations between Redmond, Washington and San Mateo, California. The parties agree to use reasonable efforts to develop a marketing plan covering methods by which the parties will jointly promote Windows CE products and AvantGo solutions. Joint promotion may include one or more of the activities listed on Exhibit III.

4.10      Other Areas of Potential Cooperation. The parties agree that for a
          ------------------------------------
          period of ninety (90) days following execution of this Agreement, Microsoft and AvantGo will evaluate opportunities and, if the parties reach mutual agreement regarding an appropriate relationship, negotiate in good faith the terms and conditions of such a relationship. Examples of such opportunities include the following:

          4.10.1 AvantGo licensing technology or providing hosting services with regard to MSN Mobile;

          4.10.2 Further defined standards to extend Windows NT Domains to include non-desktop services and incorporate AvantGo Server administration capabilities with Windows NT services;

          4.10.3 Discussion of the possibility of developing sample handheld database applications to the development of a small-footprint database for thin-client/server applications for SQL Server;

          4.10.4 Evaluate and determine the level of interest with Microsoft Site Server in jointly working to develop a unified solution for delivering content to a wide variety of information appliances including PDAs, smart phones, two-way pagers, set top boxes, and screen phones and evaluate the opportunity to co-market or distribute AvantGo Server to support both online and offline devices, and connections through ActiveSync cradles, wireless services or dial-up modems;

          4.10.5 Licensing AvantGo server products to enable Wireless Knowledge to extend wireless networks to corporate Intranets;

          4.10.6 Joint delivery of software for consumer/industrial handheld appliances;

          4.10.7 Collaboration on the AvantGo style guide that articulates how to design and build handheld friendly web sites.

          4.10.8 Evaluate and determine the level of interest with Microsoft for the Microsoft Microbrowser.


          Except for the obligation to evaluate the above areas of cooperation, nothing in this Section 4.10 shall be construed, either expressly, by implication, estoppel or otherwise as giving rise to any legal obligation of either party.

ARTICLE 5 - TERM AND TERMINATION
--------------------------------

5.1       Term. This Agreement will have a term of two (2) years and shall
          ----
          automatically renew for additional one year periods unless either party notifies the other of its intent not to renew at least thirty
          (30) days prior to the Agreement's scheduled expiration.

5.2       Termination By Either Party For Cause. Either party may suspend
          -------------------------------------
          performance and/or terminate this Agreement immediately upon written notice at any time if:

          5.2.1 The other party is in material breach of any material warranty, term, condition or covenant of this Agreement, other than those contained in Article 7, and fails to cure that breach within thirty (30) days after written notice thereof; or

          5.2.2      The other party is in material breach of Article 7.

5.3       Obligations Upon Termination. Articles 1, 2.1 (only to the extent the
          ----------------------------
          grant under Article 2.1 is irrevocable pursuant to Article 6 hereof), 2.2, 2.6,

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     2.7, 7, 8, 9 and 10 and all payment obligations incurred prior to termination, shall survive the expiration or termination, of this Agreement.

5.4  Effect of Expiration or Termination on Microsoft's License to AvantGo
     ---------------------------------------------------------------------
     Windows CE Client. In the event of expiration or termination of this
     ------------------
     Agreement: (i) any licenses granted by Microsoft or its sublicensees to the AvantGo Windows CE Client and AvantGo Client Modules shall continue in full force and effect; and (ii) Microsoft shall cease making or reproducing the AvantGo Windows CE Client (and, in the event that Article 2.1 is terminated hereunder, the AvantGo Client Modules), but shall have the right to continue to license, sell or otherwise dispose of copies of the AvantGo Windows CE Client and, as applicable, AvantGo Client Modules, which are in Microsoft's or its sublicensees' inventory on the date of such termination or expiration.

ARTICLE 6 - EFFECT OF INCLUSION OF THE AVANTGO CLIENT MODULES WITH WINDOWS CE
-----------------------------------------------------------------------------
AND/OR DISTRIBUTION OF THE WINDOWS CE CLIENT
--------------------------------------------

6.1 Notwithstanding anything else herein, at such time as Microsoft includes the AvantGo Client Modules as licensed hereunder in at least one product release of either Windows CE Services or a Windows CE OEM Adaptation Kit, the license granted under Section 2.1 above shall be deemed to be irrevocable.

6.2 Notwithstanding anything else herein, at such time as the earlier of the following (i) Microsoft includes the AvantGo Client Modules as licensed hereunder in at least one product release of Windows CE Services or Windows CE OEM Adaptation Kit; (ii) Microsoft distributes (directly or indirectly) the AvantGo Windows CE Client with a promotion in conjunction with a Fortune 1000 company, or such other promotion mutually agreeable by the parties; or (iii) Microsoft develops and includes in Windows CE a client not utilizing or including the Software that is compatible with the Avantgo.com service and the Avantgo.com service is the default service accessed by such client: then AvantGo shall ensure that during the term of this Agreement, AvantGo or an agent or licensee of AvantGo approved by Microsoft in writing, shall run the client-server business that is capable of supporting the Software used in connection with Windows CE, and of providing content to End Users.

ARTICLE 7 - CONFIDENTIALITY
---------------------------

The terms and conditions of this Agreement and information provided pursuant to this Agreement shall be subject to the terms and conditions of the Non-Disclosure Agreement dated April 20, 1999 between Microsoft and AvantGo ("NDA"). Notwithstanding the foregoing, the parties hereby acknowledge and agree that neither party shall be required to make any disclosure of source code or other proprietary information unless and until a non-disclosure agreement satisfactory to such disclosing party has been executed by the parties.

ARTICLE 8 - WARRANTIES AND INDEMNITY
------------------------------------

8.1 AvantGo warrants; (i) that AvantGo has not granted and will not grant any rights in the Software to any third party which grant is inconsistent with the rights granted to Microsoft in this Agreement; (ii) that to the best of AvantGo's knowledge, the Software does not infringe any patent; (iii) that the Software does not infringe any trade secret, copyright or other proprietary right held by a third party, provided that Microsoft agrees that AvantGo shall not be responsible for any settlement made by Microsoft which would require an admission of AvantGo's breach of subsections (ii) and (iii) without AvantGo's written permission, whose permission shall not be unreasonably withheld. EXCEPT FOR THE EXPRESS WARRANTIES STATED ABOVE, AVANTGO DISCLAIMS ALL WARRANTIES ON SOFTWARE AND SERVICES FURNISHED HEREUNDER INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT AND FITNESS FOR A PARTICULAR USE.

8.2 AvantGo shall, at its expense and Microsoft's request, defend any claim or action brought against Microsoft, and Microsoft's subsidiaries, affiliates, directors, officers, employees, agents and independent contractors, to the extent such action is based upon a claim that the Software infringes or violates any patent, copyright, trade secret or other proprietary right of a third party; and AvantGo shall indemnify and hold Microsoft harmless from and against any costs, damages, and fees reasonably incurred by Microsoft, including but not

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     limited to fees of attorneys and other professionals, that are attributable to such claim; provided that: (i) Microsoft gives AvantGo reasonably prompt notice in writing of any such claim or action and permits AvantGo, to answer and defend the claim or action; (ii) Microsoft provides AvantGo information, assistance and authority, at AvantGo's expense, to assist AvantGo in defending the claim or action; and (iii) AvantGo shall not be responsible for any settlement made by Microsoft without AvantGo's written permission, which permission shall not be unreasonably withheld. AvantGo shall have no indemnity liability under this Section to the extent that the claim or lawsuit is based upon Microsoft's modification of the Software.

8.3 Microsoft agrees that the indemnification under Article 8.2 shall not apply and moreover, shall be extended to AvantGo and its subsidiaries, affiliates, directors, officers, employees, agents and independent contractors, by Microsoft for any claim or action that is based upon the
     (i) use of Software in connection or in combination with any hardware or software other than Windows CE Devices and hardware and software used in conjunction with Windows CE Devices, or (ii) use of Software delivered hereunder in a manner for which the same were not designed, or (iii) modification of the Software by or on behalf of Microsoft; to the extent any such use or modification is the cause or basis of the claim or suit.

ARTICLE 9 - LIMITATION OF LIABILITY
-----------------------------------

EXCEPT WITH RESPECT TO SECTION 7, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.NEITHER PARTY'S TOTAL LIABILITY UNDER SECTIONS 6.2, 8.1, 8.2, 8.3 AND 10.5 OF THIS AGREEMENT SHALL EXCEED [******] UNITED STATES DOLLARS (US$[******]), PROVIDED, HOWEVER THAT SUCH LIMITATION SHALL NOT APPLY TO AN INFRINGEMENT OF A THIRD PARTY COPYRIGHT OR AN INTENTIONAL INFRINGEMENT OF A THIRD PARTY TRADE SECRET. OTHER THAN A BREACH OF SECTIONS 6.2, 7, 8.1, 8.2, 8.3 AND 10.5, NEITHER PARTY'S TOTAL LIABILITY UNDER THIS AGREEMENT SHALL EXCEED [***] UNITED STATES DOLLARS (US$[***]) FOR ALL OTHER OBLIGATIONS ARISING HEREUNDER OR RELATING TO THE SUBJECT MATTER HEREOF.

ARTICLE 10 - MISCELLANEOUS
--------------------------

10.1 Notices. All notices, authorizations, and requests sent to either party in
     --------
     connection with this Agreement shall be deemed given on the day they are delivered in person or sent by air express courier, charges prepaid, and addressed as follows (or to such other address as the party to receive the notice or request so designates by written notice to the other).

     If to AvantGo:

     AvantGo, Inc.
     1700 South Amphlett Boulevard, Suite 300
     San Mateo, CA 94402

     ATTN:_____________________

     With a copy to: Roger Ross, Perkins Coie LLP
     Facsimile: (415) 781-2525

     If to Microsoft:

     Microsoft Corporation
     One Microsoft Way
     Redmond, WA 98052-6399

     Facsimile: (425) 936-7329

     ATTN: Vice President, Productivity Appliances Division

     With a copy to: Law & Corporate Affairs
     Facsimile: (425) 936-7049


10.2 Relationship of Parties. Neither this Agreement, nor any terms and
     ------------------------
     conditions contained herein, shall be construed as creating a partnership, joint venture or agency relationship or as granting a franchise. Neither party shall hold itself out as such contrary to the terms hereof by advertising or otherwise, nor shall either of the parties become bound or become liable because of any representation, action or omission of the other.

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.3  Severability. If any provision of this Agreement be held by a court of
      ------------
      competent jurisdiction to be illegal, invalid or unenforceable, the provisions shall be interpreted to the maximum extent as necessary to carry out the intent of the parties and any remaining provisions, as applicable, shall remain in full force and effect.

10.4  Waiver. Any waiver of a default or condition held by either party shall
      -------
      not be deemed a continuing waiver of such default or condition or a waiver of any other default or condition.

10.5  Assignment Neither party may assign any of its rights, obligations or
      ----------
      privileges (by operation of law or otherwise) hereunder without the consent of the other party, which shall not be unreasonably withheld.

10.6  Captions. The heading of articles, sections and other subdivisions hereof
      ---------
      are inserted only for the purpose of convenient reference and it is recognized that they may not adequately or accurately describe the contents of the paragraph that they head. Such headings shall not be deemed to govern, limit, modify or in any other manner affect the scope, meaning or intent of the provisions of this agreement, or any part or portion thereof, nor shall they otherwise be given any legal effect.

10.7  Applicable Law. This Agreement shall be governed by, performed under and
      ---------------
      construed in accordance with the laws of the State of New York, without giving effect to the Conflict of law principles thereof.

10.8  Jurisdiction and Process. The parties hereby consent to the exclusive
      -------------------------
      jurisdiction and venue of the state and federal courts of New York, New York. Process may be served on any party by U.S. Mail, postage prepaid, certified or registered, return receipt requested, or by such other method as is authorized by law.

10.9  Attorneys' Fees. If Microsoft or AvantGo employs attorneys to enforce any
      ----------------
      rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs, including expert witness fees.

10.10 Entire Agreement. This Agreement does not constitute an offer by either
      -----------------
      party and it shall not be effective until signed by all parties. This Agreement, and the NDA referenced in Article 7, constitute the entire Agreement and understanding between the parties as to the subject matter hereof, and supersedes and replaces all prior or contemporaneous Agreements, written or oral, as to such subject matter. This Agreement may be changed only in writing stating that it is an amendment or modification to this Agreement, and signed by an authorized representative of each of the parties hereto.

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the Effective Date.


AVANTGO, INC.                               MICROSOFT CORPORATION


   /s/Felix Lin                                 /s/ illegible
----------------------------------        --------------------------------
By (Sign)                                 By (Sign)
   Felix Lin                                    Harel Kodes
----------------------------------        --------------------------------
Name (Print)                              Name (Print)
   CEO                                          Vice President
----------------------------------        --------------------------------
Title                                     Title
   5/28/99                                      June 2, 1999
----------------------------------        --------------------------------
Date                                      Date

                                   EXHIBIT I
                                   ---------

                            Software and Windows CE
                            -----------------------

Software:
---------

AvantGo Windows CE Client:

AvantGo Client version 3.0 for Windows CE that runs on Windows CE as defined below, and all AvantGo New Versions. The AvantGo Windows CE Client shall allow an End User to access AvantGo.com content via PC Synchronization, Ethernet, wireline and wireless modem. The AvantGo Windows CE Client shall include an on-screen End User License Agreement governing the use of the AvantGo Windows CE Client by the End User.

AvantGo Client Modules:

The parties will work together to identify necessary AvantGo Client Modules, reasonable delivery dates and the required minimal functionality for the AvantGo Client Modules as described in Section 4.8 of the Agreement.

Third Party Components. The parties hereby acknowledge that the AvantGo Windows CE Client Modules may include "zlib.h." an interface of the 'zlib' general purpose compression library version which is third party software not originally developed by AvantGo.




Windows CE:
-----------

Windows CE shall mean all versions of the Windows CE operating system 2.0 and above, including, but not limited to the following targeted device versions of Windows CE:

      Microsoft Windows CE, Handheld PC Professional Edition, Version 3.x

      Microsoft Windows CE, Handheld PC Edition, Version 3.x

      Windows CE for the Palm-size PC, version 1.x and 2.x.

MARKETING AND DISTRIBUTION AGREEMENT Page 10  MICROSOFT AND AVANTGO CONFIDENTIAL

                                  EXHIBIT II

AvantGo logos may not be altered in any manner, including size, proportions, colors, elements, etc., or animated, morphed or otherwise distorted in their perspective or appearance, except when explicitly permitted by AvantGo.

[LOGOS OF AVANTGO]

AvantGo is a trademark of AvantGo, Inc. All other trademarks are the property of their respective owners.

AvantGo may replace or supplement the AvantGo Logos above with other AvantGo logo of its choice upon thirty (30) days prior written notice to Microsoft, provided Microsoft approves such logo, which approval shall not be unreasonably withheld.

MARKETING AND DISTRIBUTION AGREEMENT Page 11  MICROSOFT AND AVANTGO CONFIDENTIAL

                                  EXHIBIT III

              Additional Areas of Potential Marketing Activities
              --------------------------------------------------

Pursuant to Section 4.8, the parties agree to use reasonable efforts to develop a joint marketing plan that may include one or more of the following mutually beneficial marketing activities:

 . Working together to ensure that the AvantGo Client and AvantGo.com are ready for a Wireless hardware and service offering within 90 days

 . Working together to synchronize messages about AvantGo products/services for End Users, enterprise customers and press/analysts and update communication vehicles including, but not limited to, web sites, presentations and collateral

 . Preparation by AvantGo of enterprise sales tools for distribution by Microsoft to its field sales organization

 . Preparation by AvantGo of enterprise materials for distribution by Microsoft to targeted Microsoft Certified Solution Providers

 . Working with five target 5 content providers to promote and support color on their channels

 . Promoting AvantGo products/services for Windows CE at events including, but not limited to, Windows CE Developers Conference, PC Expo, Comdex, and CES

MARKETING AND DISTRIBUTION AGREEMENT  Page 12 MICROSOFT AND AVANTGO CONFIDENTIAL